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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 28, 1999 included in United Security Bancorporation's Annual Report on Form 10-K for the year ended December 31, 1998.




/s/ Moss Adam LLP

Everett, Washington
February 1, 2000